UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 29, 2010

UnionBanCal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15081	94-1234979
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 California Street
San Francisco, CA  94104-1302
Tel. (415) 765-2969

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This filing amends Item 2.02 of the Current Report on Form 8-K furnished April 29, 2010 by UnionBanCal Corporation (the “Company”) regarding its results of operations and financial condition for the quarter ended March 31, 2010, and re-furnishes Exhibit 99.1.  In the original Exhibit 99.1, the line items in the Company’s Consolidated Balance Sheets for “Acceptances outstanding”, “Other liabilities” and “Medium- and long-term debt” were mislabeled and this Amendment No. 1 is being furnished to correct that error.

Item 2.02 Results of Operations and Financial Condition.

On April 29, 2010, the Company issued a press release concerning earnings for the first quarter of 2010, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits:

Exhibit No.	Description
99.1	Press release dated April 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 29, 2010

UNIONBANCAL CORPORATION

		By:	/s/ DAVID A. ANDERSON
DAVID A. ANDERSON
Executive Vice President and Controller
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated April 29, 2010.